SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  May 11, 2005
                                  ------------
                                 Date of Report
                        (Date of earliest event reported)


                              VERTRUE INCORPORATED
                              --------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                    0-21527                  06-1276882
         --------                    -------                  ----------
 (State of Incorporation)    (Commission File Number)      (I.R.S. Employer
                                                          Identification No.)


                               680 Washington Blvd
                           Stamford, Connecticut 06901
                           ---------------------------
                    (Address of principal executive offices,
                               including zip code)


                                 (203) 324-7635
                                 --------------
                         (Registrant's telephone number,
                              including area code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                              VERTRUE INCORPORATED


Item 8.01. Other Events

On May 12, 2005, the Company issued a press release, a copy of which is attached as Exhibit 99.1 incorporated herein by reference in its entirety, announcing that the Supreme Court of the State of Connecticut affirmed the confirmation of punitive damages awarded against it by the arbitration panel in the MedValUSA arbitration and that the Company will request the U.S. Supreme Court to review the decision. For additional information about the MedValUSA arbitration, refer to Note 10 to the unaudited Form 10-Q for the quarterly period ended March 31, 2005.


Item 9.01. Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)  Exhibits:

     99.1    Press release dated May 12, 2005.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               VERTRUE INCORPORATED
                                               (Registrant)


Date: May 12, 2005
                                               By: /s/ Gary A. Johnson
                                                   -----------------------------
                                                   NAME: Gary A. Johnson
                                                   TITLE: President and Chief
                                                          Executive Officer




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                                INDEX TO EXHIBITS


No.      Description
---      -----------

99.1     Press release dated May 12, 2005.